                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 29, 2000


                             Waxman Industries, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

Delaware                       0-5888                     34-0899894
--------                       ------                     ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)

            24460 Aurora Road, Bedford Heights, Ohio          44146
            ----------------------------------------          -----
            (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (440) 439-1830

         --------------------------------------------------------------
                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

         On October 2, 2000, Waxman Industries, Inc. (the "Company") announced that it had completed the disposition of all the remaining shares of common stock of Barnett Inc. ("Barnett") owned by Waxman USA Inc. ("Waxman USA"), a Delaware corporation and a wholly-owned subsidiary of the Company (together with the 160,723 shares described below the "Barnett Shares"). The Barnett Shares constituted approximately 44.2% of the outstanding common stock, $.01 par value per share, of Barnett (the "Barnett Common Stock"), a formerly wholly-owned subsidiary of the Company. On September 29, 2000, all of the outstanding shares of Barnett Common Stock were purchased by Wilmar Industries, Inc. ("Wilmar") for $13.15 per share (the "Merger Consideration"), pursuant to that certain Agreement and Plan of Merger, dated as of July 10, 2000 (the "Merger Agreement"), by and among Barnett, Wilmar and BW Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Wilmar ("Merger Sub" and together with Wilmar, the "Purchaser"), pursuant to a merger of Merger Sub with and into Barnett (the "Merger"), and a Certificate of Merger was filed with the Secretary of State of the State of Delaware. On September 1, 2000, Barnett had repurchased from Waxman USA 160,723 shares of Barnett Common Stock for a total consideration of $2,000,000. On October 11, 2000, the Purchaser made a payment to Waxman USA in the amount of $113,507.45, equal to the difference between (a) the Merger Consideration times 160,723 shares and (b) $2,000,000.

         The aggregate proceeds from the sale of the Barnett Shares have been used to pay taxes, to reduce the Company's credit facility with Congress Financial Corporation by approximately $11.0 million, to pay interest on and redeem the remaining approximately $35.9 million of Waxman USA's 11 1/8% Senior Notes due 2001 (the "Senior Notes") in full and complete satisfaction of such notes and to pay interest due on the Company's 12 3/4% Senior Secured Deferred Coupon Notes due 2004 (the "Deferred Coupon Notes"). The remaining net proceeds have been placed in a segregated account, which will be used to fully satisfy all of the Deferred Coupon Notes.

         A copy of the agreements referred to above are incorporated herein by reference. A copy of the press release issued by the Company with respect to the foregoing transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
         ---------------------------

         On October 2, 2000, the Company filed a voluntary petition for relief (the "Joint Plan of Reorganization") under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware. Prior to its filing, the Joint Plan of Reorganization had received the approval of the holders of 97% of the Deferred Coupon Notes. The only class of security holders to be affected under the Joint Plan of Reorganization will be the holders of the Deferred Coupon Notes. Pursuant to sections 1107 and 1108 of the Bankruptcy Code, the Company is continuing in the management and possession of its properties as debtor in possession, and thus no trustee has been appointed in the bankruptcy case. The bankruptcy case has been assigned number 00-3815.

ITEM 7.  RELATED FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------

         (b) Pro Forma Financial Information
             -------------------------------

         UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     The accompanying unaudited proforma condensed financial information gives effect to two separate transactions. The accompanying proforma condensed consolidated balance sheets reflect the transactions as if they occurred on June 30, 2000 and utilizes the audited June 30, 2000 consolidated balance sheet contained in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on August 29, 2000 (the "Form 10-K"). The accompanying proforma statement of operations reflects the transactions as if they occurred on July 1, 1999 and utilizes the audited fiscal 2000 statement of operations contained in the Form 10-K. The accompanying unaudited proforma condensed financial information incorporates by reference the Report of Independent Public Accountants, dated August 28, 2000, which includes an explanatory paragraph with respect to conditions that raise substantial doubt about the Company's ability to continue as a going concern.

     The first transaction, detailed as Group 1 proforma adjustments, gives effect to the sale of all of the remaining Barnett Common Stock owned by Waxman USA Inc. and the application of the proceeds to repay Waxman USA's 11 1/8% Senior Notes due 2001, reduce working capital borrowings from Congress Financial Corporation and to pay taxes and other expenses associated with the transaction. With the September 29, 2000 sale of the Barnett Common Stock, substantially all of the Group 1 adjustments occurred in the first fiscal quarter ended September 30, 2000.

     The second transaction, detailed as Group 2 proforma adjustments, gives effect to the Company's completion of its financial restructuring plan, which included the sale of the Barnett Common Stock as an integral element for the jointly sponsored, prepackaged plan of reorganization with the United States Bankruptcy Court (the "Joint Plan"). In order to more effectively complete the restructuring plan, and to cause the remaining Deferred Coupon Note holders to accept the same discount as the committee members, Waxman Industries Inc. filed this Joint Plan on October 2, 2000 with the committee of Deferred Coupon Note holders, the only impaired class of creditors. The vote resulted in 97 percent of the Deferred Coupon Note holders voting, all in favor to accept the Joint Plan. The Company has a confirmation hearing scheduled for November 14, 2000.

     This information is not necessarily indicative of future consolidated results of operations or financial position and it should be read in conjunction with the separate historic financial statements and related notes of Waxman, incorporated herein by reference.

                    WAXMAN INDUSTRIES, INC. AND SUBSIDIARIES
            UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                  JUNE 30, 2000
                                 (IN THOUSANDS)

                                     ASSETS

                                                         Proforma                               Proforma
                                        As Reported     Adjustments                           Adjustments             Proforma
                                       June 30, 2000      Group 1                Subtotal        Group 2            June 30, 2000
                                       -------------      -------                --------        -------            -------------

CURRENT ASSETS:
  Cash and cash equivalents                  $ 811          $37,610  (1)          $38,421       $(38,938)  (A)          $ (517)
  Trade receivables, net                    12,068               --                12,068              --                12,068
  Other receivables                          3,656               --                 3,656              --                 3,656
  Inventories                               15,351               --                15,351              --                15,351
  Prepaid expenses                           1,853               --                 1,853              --                 1,853
                                          --------         --------               -------       ---------              --------
      Total current assets                  33,739           37,610                71,349        (38,938)                32,411
                                          --------         --------               -------       ---------              --------

INVESTMENT IN BARNETT                       42,896         (42,896)  (2)               --              --                    --
                                          --------         --------               -------       ---------              --------

PROPERTY AND EQUIPMENT:
  Land                                         585               --                   585              --                   585
  Buildings                                  4,545               --                 4,545              --                 4,545
  Equipment                                 11,061               --                11,061              --                11,061
                                          --------         --------               -------       ---------              --------
                                            16,191               --                16,191              --                16,191
Less accumulated depreciation and
amortization                               (7,137)               --               (7,137)              --               (7,137)
                                          --------         --------               -------       ---------              --------

Property and equipment, net                  9,054               --                 9,054              --                 9,054
                                          --------         --------               -------       ---------              --------

UNAMORTIZED DEBT ISSUANCE COSTS, NET
                                             2,444            (132)  (3)            2,312         (2,014)  (B)              298

DEFERRED TAX ASSET                             367            (367)  (4)               --              --                    --

OTHER ASSETS                                 5,746          (2,996)  (5)            2,750              --                 2,750
                                          --------         --------               -------       ---------              --------
                                          $ 94,246         $(8,781)               $85,465       $(40,952)              $ 44,513
                                          ========         ========               =======       =========              ========

                    WAXMAN INDUSTRIES, INC. AND SUBSIDIARIES
            UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                  JUNE 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                        Proforma                      Proforma
                                                      As Reported      Adjustments                   Adjustments        Proforma
                                                     June 30, 2000       Group 1         Subtotal       Group 2       June 30, 2000
                                                     -------------       -------         --------       -------       -------------

CURRENT LIABILITIES:
  Current portion of long-term debt                     $ 20,366       $(10,048)  (6)    $10,318            --           $ 10,318
  Accounts payable                                         6,512              --           6,512            --              6,512
  Accrued liabilities                                      3,018              --           3,018            --              3,018
  Accrued income taxes payable                               394          14,000  (7)     14,394       (12,000)  (C)        2,394
  Accrued interest                                         8,231          (7,324) (8)        907            --                907
                                                        --------         -------         -------      --------            -------
      Total current liabilities                           38,521          (3,372)         35,149       (12,000)            23,149
                                                        --------         -------         -------      --------            -------

OTHER LONG-TERM DEBT, NET OF CURRENT PORTION
                                                             780              --             780            --                780

SENIOR SECURED DEFERRED COUPON NOTES, NET
                                                          91,818              --          91,818       (91,818)  (D)           --

SENIOR NOTES                                              35,855         (35,855) (9)         --            --                 --

DEFERRED GAIN ON SALE OF U.S. LOCK                         7,815          (7,815) (10)        --            --                 --

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock, $0.01 par value per
  share: authorized and unissued 2,000 shares                 --              --              --            --                 --
Common stock, $0.01 par value per share:
  22,000 shares authorized; 9,976 shares issued
  and outstanding                                             99              --              99            --                 99
Class B common stock, $.01 par value per
  share: 6,000 shares authorized; 2,142 shares
  issued and outstanding                                      21              --              21            --                 21
Paid-in capital                                           21,752              --          21,752            --             21,752
Retained deficit                                        (101,756)         38,261  (11)   (63,495)       62,866   (E)         (629)
                                                        --------         -------         -------      --------            -------
                                                         (79,884)         38,261         (41,623)       62,866             21,243
   Accumulated other comprehensive loss                     (659)             --            (659)           --               (659)
                                                        --------         -------         -------      --------            -------


      Total stockholders' (deficit) equity               (80,543)         38,261         (42,282)       62,866             20,584
                                                        -------           ------         -------      --------            -------

                                                         $94,246         $(8,781)        $85,465      $(40,952)           $44,513
                                                        ========         -------         -------      --------            =======

                    WAXMAN INDUSTRIES, INC. AND SUBSIDIARIES
             UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        TWELVE MONTHS ENDED JUNE 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                  As Reported       Proforma                             Proforma          Proforma
                                                    June 30,      Adjustments                           Adjustments        June 30,
                                                      2000           Group 1            Subtotal          Group 2            2000
                                                      ----           -------            --------          -------            ----

Net sales                                            $81,360              --             $81,360              --           $81,360
Cost of sales                                         59,259              --              59,259              --            59,259
                                                    --------         -------            --------         -------          --------
Gross profit                                          22,101              --              22,101              --            22,101
Selling, general and administrative expenses          27,094            (150)  (F)        26,944            (474)   (F)     26,470


Restructuring, impairment and procurement charges     10,370              --              10,370              --            10,370
                                                    --------         -------            --------         -------          --------
Operating income (loss)                              (15,363)            150             (15,213)            474           (14,739)
Loss on sale of WAMI, net                             (2,024)             --              (2,024)             --            (2,024)
Equity earnings of Barnett                             6,511          (6,511)  (G)            --              --                --
Amortization of deferred U.S. Lock gain                  202            (202)  (H)            --              --                --
Interest expense, net of interest income              18,201          (4,959)  (I)        13,242         (11,831)   (I)      1,411
                                                    --------         -------            --------         -------          --------
Loss before income taxes                             (28,875)         (1,604)            (30,479)            474           (18,174)

Benefit for income taxes                                 (27)              --                (27)             --               (27)
                                                    --------         -------            --------         -------          --------
Net loss                                            $(28,848)         $10.227           $(18,621)           $474          $(18,147)
                                                    ========         =======            ========            ====          ========

Other comprehensive income (loss):
Foreign currency translation adjustment                  370              --                 370              --               370
                                                    --------         -------            --------         -------          --------
Comprehensive loss                                  $(28,478)         $10,227           $(18,251)           $474          $(17,777)
                                                    ========         =======            ========            ====          ========


Net loss per share:
Basic and diluted net loss per share                  $ (2.39)                                                              $(1.50)
                                                      =======                                                               =======
Weighted average number of common shares
outstanding                                            12,066                                                               12,066
                                                      =======                                                               =======

                    WAXMAN INDUSTRIES, INC. AND SUBSIDIARIES
          NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2000

                                 BALANCE SHEETS

PROFORMA ADJUSTMENTS - GROUP 1
(1) Represents the cash proceeds from the sale of 7,186,530 shares of Barnett at $13.15 per share, net of payments for expenses, taxes, retirement of Waxman USA's Senior Notes and reduction of working capital bank debt. Waxman USA has deposited approximately $39.0 million into a segregated account for the benefit of the Deferred Coupon Note holders, as part of the financial restructuring plan of the Company.
(2) Represents the write off of the equity investment in Barnett as a result of the Barnett Sale.
(3) Represents the write off of debt issuance costs associated with the Senior Notes, which were retired.
(4) Represents the write off of the deferred state tax asset associated with the deferred gain on the sale of U.S. Lock.
(5) Represents the write off of deferred costs associated with the financial restructuring that were capitalized in the accompanying balance sheets.
(6) Represents the reduction of working capital debt with Congress Financial Corporation with a portion of the net proceeds from the Barnett Sale.
(7) Represents the net adjustment to accrued taxes based on the Barnett Sale and other adjustments.
(8) Represents the payment of accrued interest to the Senior Note holders from March 1, 2000 until June 30, 2000 and accrued interest for the Deferred Coupon Note holders for the semi-annual payment that was due on June 1, 2000.
(9) Represents the retirement of the Waxman USA 11 1/8% Senior Notes with a portion of the proceeds from the Barnett Sale.
(10) Represents the realization of the deferred gain from the sale of U.S. Lock to Barnett, which was being amortized ratably over the same length of time as Barnett amortized its goodwill associated with its acquisition. As a result of the Barnett Sale, the Company recognizes the remaining unamortized balance immediately.
(11) Represents the net profit and loss impact of the above adjustments.

PROFORMA ADJUSTMENTS - GROUP 2
(A) Represents the settlement of the obligation to the Deferred Coupon Note holders with the release of the segregated account upon confirmation of the Chapter 11 Joint Plan of Reorganization.
(B) Represents the write off of debt issuance costs associated with the Deferred Coupon Notes.
(C) Represents the utilization of the net operating loss carryforward and other adjustments associated with the financial restructuring of the Company.
(D)  Represents the elimination of the Company's Deferred Coupon Notes.
(E)  Represents the net profit and loss impact of the above adjustments.

STATEMENT OF OPERATIONS
PROFORMA ADJUSTMENTS - GROUP 1 AND 2

(F)  Represents the elimination of deferred loan cost amortization as follows:
         Senior Notes                                $   150,000 (Group 1)
         Deferred Coupon Notes                       $   474,000 (Group 2)
(G) Represents the elimination of the equity earnings in Barnett due to the Barnett Sale.
(H) Represents the elimination of the amortization of the deferred gain on the sale of US Lock.
(I)  Represents the reduction in interest as follows:

         Senior Notes                                $ 3,989,000 (Group 1)
         Congress Financial Corporation              $   970,000 (Group 1)
                                                     -----------
         Total Group 1                               $ 4,959,000
                                                     -----------

         Deferred Coupon Notes                       $11,831,000 (Group 2)
                                                     -----------

(c) Exhibits
    --------

         10.1 Merger Agreement, dated as of July 10, 2000, by and among Wilmar Industries, Inc. ("Wilmar"), BW Acquisition, Inc. ("BW Acquisition") and Barnett Inc. ("Barnett"). (Exhibit 10.1 to the Company's Form 8-K filed July 17, 2000, File No. 0-5888, incorporated herein by reference).*

         10.2 Stockholder Agreement, dated as of July 10, 2000, by and among the Company, Waxman USA, Wilmar and BW Acquisition. (Exhibit
                  10.2 to the Company's Form 8-K filed July 17, 2000, File No. 0-5888, incorporated herein by reference).*

         10.3 Agreement, dated as of July 7, 2000, by and between Waxman USA and Barnett. (Exhibit 10.4 to the Company's Form 8-K filed July 17, 2000, File No. 0-5888, incorporated herein by reference).*

         23.1     Consent of Arthur Andersen LLP.

         99.1     Press release issued by the Company on October 2, 2000.

------------------
* Incorporated herein by reference as indicated.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WAXMAN INDUSTRIES, INC.
                                        (Registrant)


Date:    October 12, 2000               By: /s/ Mark W. Wester
                                            -----------------------------------
                                            Name: Mark W. Wester
                                            Title: Vice President - Finance and
                                            Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.                                                       Page No.
-----------                                                       --------

10.1 Merger Agreement, dated as of July 10, 2000, by and among Wilmar Industries, Inc. ("Wilmar"), BW Acquisition, Inc. ("BW Acquisition") and Barnett Inc. ("Barnett"). (Exhibit 10.1 to the Company's Form 8-K filed July 17, 2000, File No. 0-5888, incorporated herein by reference).*
10.2 Stockholder Agreement, dated as of July 10, 2000, by and among the Company, Waxman USA, Wilmar and BW Acquisition. (Exhibit 10.2 to the Company's Form 8-K filed July 17, 2000, File No. 0-5888, incorporated herein by reference).*
10.3 Agreement, dated as of July 7, 2000, by and between Waxman USA and Barnett. (Exhibit 10.4 to the Company's Form 8-K filed July 17, 2000, File No. 0-5888, incorporated herein by reference).*
23.1     Consent of Arthur Andersen LLP.
99.1     Press release issued by the Company on October 2, 2000.

------------------
* Incorporated herein by reference as indicated.